                                            Exhibit 2 (J) (1)

                                                 CUSTODIAN AGREEMENT

         AGREEMENT dated as of May 13, 2002,  between  DEUTSCHE BANK TRUST COMPANY  AMERICAS (the  "Custodian") and
Oppenheimer Senior Floating Rate Fund (the "Customer").

         WHEREAS,  the Customer may be organized with one or more series of shares,  each of which shall  represent an interest in a separate  portfolio of Securities  and Cash (each as  hereinafter  defined) (all such existing and additional  series now or hereafter  listed on Exhibit A being hereafter  referred to individually as a "Portfolio"
and collectively, as the "Portfolios"); and

         WHEREAS,  the Customer  desires to appoint the  Custodian as custodian on behalf of the  Portfolios  under the terms and conditions set forth in this Agreement, and the Custodian has agreed to so act as custodian.

         NOW,  THEREFORE,  in consideration of the mutual covenants and agreements  herein  contained,  the parties hereto agree as follows:

         1.       Employment of  Custodian.  The Customer  hereby  employs the Custodian as custodian of all assets
                  ------------------------
of each  Portfolio  which are  delivered to and  accepted by the  Custodian  or any  Subcustodian  (as that term is defined in Section 4) (the  "Property")  pursuant to the terms and  conditions  set forth  herein.  For purposes of this  Agreement,  "delivery" of Property shall include the  acquisition by the Portfolio of a security  entitlement
(as  that  term is  defined  in the New York  Uniform  Commercial  Code  ("UCC"))  with  respect  thereto.  Without limitation,  such  Property  shall  include  stocks  and  other  equity  interests  of  every  type,  evidences  of indebtedness,  other instruments representing same or rights or obligations to receive,  purchase,  deliver or sell same and other  non-cash  investment  property  of a Portfolio  ("Securities")  and cash from any source and in any currency  ("Cash"),  provided that the Custodian shall have the right, in its sole discretion,  to refuse to accept as Property any property of a Portfolio  that the Custodian  considers not to be  appropriate or in proper form for deposit for any reason,  provided that the Custodian  shall accept as Property the securities  that are the subject of the Loan  Servicing  Agreement  between the parties  hereto.  The  Custodian  shall not be  responsible  for any property of a Portfolio  held or received by the  Customer  or others and not  delivered  to the  Custodian  or any
Subcustodian.

         2.       Maintenance  of  Securities  and  Cash at  Custodian  and  Subcustodian  Locations.  Pursuant  to
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Instructions,  the Customer shall direct the Custodian to (a) settle  Securities  transactions and maintain cash in the country or other  jurisdiction  in which the principal  trading  market for such  Securities is located,  where such  Securities  are to be presented for payment or where such  Securities  are acquired and (b) maintain cash and cash equivalents in such countries in amounts  reasonably  necessary to effect the Customer's  transactions in such
Securities.  Instructions  to settle  Securities  transactions  in any  country  shall be deemed to  authorize  the holding of such Securities and Cash in that country.

         3.       Custody  Account.  The Custodian  agrees to establish  and maintain one or more custody  accounts
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on its books each in the name of a  Portfolio  (each,  an  "Account")  for any and all  Property  from time to time delivered to and accepted by the Custodian or any  Subcustodian  for the account of such  Portfolio.  Upon delivery by the Customer to the  Custodian of any  acceptable  Property  belonging to a Portfolio,  the Customer  shall,  by
Instructions  (as  hereinafter  defined in Section 18),  specifically  indicate to which  Portfolio  such  Property belongs or if such Property  belongs to more than one  Portfolio  shall  allocate such Property to the  appropriate
Portfolio,  and the Custodian  shall  allocate such Property to the Accounts in accordance  with the  Instructions.
The  Customer  on  behalf  of  each  Portfolio,  acknowledges  its  responsibility  as a  principal  for all of its obligations  to the  Custodian  arising  under or in  connection  with this  Agreement,  warrants its  authority to deposit in the  appropriate  Account any Property  delivered  therefor to the  Custodian or a  Subcustodian  and to give, and authorize others to give,  instructions  relative  thereto.  The Custodian may deliver  securities of the same quantity, issuer and class in place of those deposited in or credited to the Account.

         The  Custodian  shall  hold,  keep  safe and  protect  as  custodian  for each  Account,  on behalf of the
Customer,  all Property in such Account and, to the extent such Property constitutes  financial assets for purposes of the UCC,  shall  maintain  those  financial  assets in such  Account as  security  entitlements  in favor of the
Portfolio  in whose name the Account is  maintained.  All  transactions,  including,  but not  limited to,  foreign exchange  transactions,  involving the Property shall be executed or settled solely in accordance with Instructions
(which shall  specifically  reference the Account for which such  transaction is being settled),  except that until the Custodian receives Instructions to the contrary, the Custodian will directly or through a Subcustodian:

         (a)      collect all interest and  dividends  and all other income and  payments,  whether paid in cash or in kind,  on the  Property,  as the same become  payable  and credit the same to the  appropriate
                  Account;

         (b)      present for payment all Securities  credited to an Account which are called,  redeemed or retired or  otherwise  become  payable and all coupons and other income items which call for payment upon presentation  to the extent that the  Custodian or  Subcustodian  is actually  aware or should in the normal of  business  be aware of such  opportunities  and credit the cash  delivered  to such
                  Account pursuant to this Agreement;

         (c)      (i)  exchange   Securities  where  the  exchange  is  purely  ministerial   (including,   without
                  limitation,  the exchange of temporary  securities for those in definitive  form and the exchange of warrants,  or other  documents of entitlement to  securities,  for the Securities  themselves)
                  and (ii) when  notification  of a  tender,  exchange  offer or  substantially  similar  corporate action  (other than  ministerial  exchanges  described in  (i) above) is received for an Account, promptly  transmit such corporate  action to Customer via e-mail or other  delivery  mechanism as agreed upon in order receive  Instructions from the Customer,  provided that if such Instructions are not received in time for the Custodian to take timely  action,  no action shall be taken with respect thereto;

         (d)      whenever  notification of a rights  entitlement or a fractional  interest resulting from a rights issue,  stock  dividend or stock split is received for an Account and such rights  entitlement or fractional  interest bears an expiration date, if after  endeavoring to obtain  Instructions such
                  Instructions  are not  received  in time for the  Custodian  to take  timely  action or if actual notice of such  actions was received too late to seek  Instructions,  may sell in the  discretion of the Custodian  (which sale the Customer  hereby  authorizes the Custodian to make) such rights entitlement  or  fractional  interest  and credit the Account with the net proceeds of such sale, if such rights  entitlement or fractional  interest is marketable in accordance with local market practice,  rules,  regulations or the terms of the offer,  including but not limited to tendering such right entitlement or fractional interest to the offeror;

         (e)      execute in the  Customer's  name for an Account,  whenever the  Custodian  deems it  appropriate, such  ownership  and other  certificates  as may be required for the  Custodian to fully  perform under  this  Agreement  including  to obtain  the  payment of income  from the  Property  in such
                  Account;

         (f)      pay for each  Account,  any and all taxes and levies in the nature of taxes  imposed on interest, dividends  or  other  similar  income  on the  Property  in  such  Account  by  any  governmental authority.  In the event there is  insufficient  Cash available in such Account to pay such taxes and levies,  the  Custodian  shall  notify the  Customer of the amount of the  shortfall  and the
                  Customer,  at its  option,  may  deposit  additional  Cash in such  Account or take steps to have sufficient  Cash  available it being  understood  that the Custodian  shall have no obligation to advance  payments  out of its own funds  and that  payments  shall be made  solely  from  amounts immediately  available in the  applicable  Account or from Cash received  from the Customer.  The
                  Customer  agrees,  when and if requested by the  Custodian  and required in  connection  with the payment of any such taxes to cooperate  with the Custodian in furnishing  information,  executing documents or otherwise; and

         (g)      appoint  brokers  and  agents,  for  which the  Custodian  shall be  responsible,  for any of the ministerial  transactions  involving the Securities  described in (a) - (f),  including,  without limitation, affiliates of the Custodian or any Subcustodian.

         4.       Subcustodians  and  Securities  Systems.  The Customer  authorizes  and instructs the  Custodian,
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subject to the  provisions of this Section 4, to settle,  clear and maintain the Property in each Account  directly
                                            -
in one of its U.S.  branches or indirectly  through custody  accounts which have been  established by the Custodian with the  following  other  financial  intermediaries:  (a) another U.S.  bank or trust  company or branch  thereof located in the U.S. which is itself  qualified  under the Investment  Company Act of 1940, as amended ("1940 Act"), to  act  as  custodian  (which  may  or  may  not  be  an  affiliate  of  the  Custodian)  (individually,  a  "U.S.
Subcustodian"),  or the Federal Reserve  Book-Entry  System or a U.S.  securities  depository or clearing agency or system in which the  Custodian  or a U.S.  Subcustodian  participates  that is eligible  to be utilized  under Rule
17f-4 under the 1940 Act  (individually,  a "U.S.  Securities  System") or (b) (i) an "eligible foreign  custodian"
(as defined by Rule 17f-5 under the 1940 Act ("Rule  17f-5")) , (ii) a non-U.S.  branch of a U.S. bank or (iii) any other  person with which  Property  may be placed and  maintained  outside of the United  States under the 1940 Act pursuant to an order granted by the U.S.  Securities and Exchange  Commission  ("SEC")  exempting such agent or the subcustody  arrangements  thereto  from all or part of the  provisions  of Rule 17f-5 (an entity  described in (i),
(ii) or (iii) of this  subsection  (b) may  individually  be  referred to as a  "non-U.S.  Subcustodian";  and U.S.
Subcustodians and non-U.S. Subcustodians,  collectively,  "Subcustodians"), or (c) a non-U.S. securities depository or clearing  agency or system in which the  Custodian or any  non-U.S.  Subcustodian  participates  and which is an
Eligible  Securities  Depository  as  defined  by Rule  17f-7  under the 1940 Act  ("Rule  17f-7")  or is any other
non-U.S.  Securities System which the SEC by exemptive order has permitted  investment  companies to maintain their foreign assets  (individually,  a "non-U.S.  Securities  System";  U.S.  Securities System and non-U.S.  Securities
System, collectively, "Securities System").

                  Subject to the provisions of this Agreement and  requirements of applicable  law,  including Rule
17f-5,  the Customer  hereby  designates  the Custodian as its foreign  custody  manager within the meaning of Rule
                                                                               --
17f-5(a)(3)  or any  successor  thereto  which is itself  qualified  to act under  the 1940 Act  ("Foreign  Custody
Manager")  with respect to all Property for which the primary  market is outside of the United States and such cash and cash  equivalents,  including  foreign  currency,  that are  reasonably  necessary  to  effect  the  Customer's transactions in such Property  (collectively,  "Foreign  Assets").  The authority granted by such designation shall include the authority to withdraw  Foreign Assets from a non-U.S.  Subcustodian  in any  jurisdiction in which this
Agreement  applies  and place  and  maintain  the  Foreign  Assets so  withdrawn  in the care of  another  non-U.S.
Subcustodian in the same  jurisdiction,  if arrangements  which would satisfy the  requirements of the 1940 Act are available and to enter into appropriate  written contracts  governing the Customer's  foreign custody  arrangements with such successor  non-U.S.  Subcustodian.  If no other non-U.S.  Subcustodian is available in that jurisdiction, the  Custodian  will inform the Customer of that fact and await  Instructions  from the Customer or its  authorized representatives.  Notwithstanding  any such  designation,  any  Instruction to invest in Property to be held in any jurisdiction  outside of the United  States shall be deemed to be an approval by the Customer to hold such Property in the  non-U.S.  Securities  System  utilized in the same  jurisdiction  , and for which a risk  analysis has been furnished,  to the Customer as provided  below,  provided that the foregoing  shall not relieve the Custodian  from its duty to continue to monitor the custody risks  thereof.  The Custodian  shall promptly  notify  Customer of any material change in the Customer's foreign custody arrangements.

5.       Guidelines and Procedures for the Exercise of Delegated Authority as Foreign Custody Manager.
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         (a) In exercising  its  delegated  authority  under this  Agreement,  the  Custodian  may assume,  for all purposes,  that the Customer has considered and, pursuant to its fiduciary duties to its  shareholders,  determined to accept "Country Risk" as is incurred by placing and  maintaining  Foreign Assets in the  jurisdictions  to which this Agreement  applies,  provided that the Custodian has fully complied with its duties and obligations under Rule
17f-5  and  17f-7  and has  previously  delivered  the  risk  analysis  to  Customer.  The  Custodian  will  accept
Instructions  to  settle  transactions  and  such  Instructions  will be  deemed  authorizations  unless  otherwise instructed,  to hold or maintain  such  Foreign  Assets in the  jurisdictions  set forth in such  Instructions.  In exercising its delegated  authority under this Agreement,  the Custodian may also assume that the Customer has, and will  continue to monitor  such  Country  Risk to the extent that the  Customer  deems  necessary  or  appropriate.
Nothing in this  Agreement  shall  require the  Custodian to make any  selection or to engage in any  monitoring on behalf of the Customer,  except as specifically  provided  herein,  that would entail the  consideration of Country
Risk,  provided,  however,  that the  Custodian  shall  promptly  notify the Customer of any  information  that the
Custodian may receive that  demonstrates  a new Country Risk may have developed  that would  materially  affect the
Customer's  continued  investment in a country.  For purposes of this Section 5(a) and Section 19,  "Country  Risk"
means all factors  reasonably  related to the prevailing or systemic risk of holding or maintaining  Foreign Assets in a particular  country,  including,  without  limitation,  such country's  financial  infrastructure;  prevailing custody and  settlement  practices;  laws and  regulations  applicable to the  safekeeping  and recovery of Foreign
Assets  held in custody or other laws and  regulations  related to the  banking or  securities  industry;  currency controls or  restrictions;  prevalence  of crime and  corruption;  securities  depository  acts or  omissions;  and bankruptcy or insolvency of banking agents, counterparties to transactions, transfer agents or registrars.

         (b)      The Custodian  agrees that, in connection  with the placement of Foreign  Assets  pursuant to the provisions of this  Agreement,  the Custodian shall exercise  reasonable  care,  prudence,  and diligence such as a person having responsibility for the safekeeping of the Customer's Foreign Assets would exercise.

         (c)      In exercising the authority  delegated under this Agreement to place and maintain  Foreign Assets with a non-U.S.  Subcustodian,  the Custodian  shall  determine  that Foreign  Assets will be held or maintained by such  non-U.S.  Subcustodian  subject to  reasonable  care based on the  standards  applicable to custodians in the market in which the Foreign  Assets  will be held or  maintained  after  considering  all  factors  relevant to the safekeeping of such Foreign  Assets,  including,  without  limitation,  those set forth in Rule  17f-5(c)(1) of the
1940 Act.

         (d)      The Custodian  agrees to provide written reports  notifying the Board of the placement of Foreign
Assets with a  particular  non-U.S.  Subcustodian  and of any material  change in the  Customer's  foreign  custody arrangements.  Such  reports  shall be provided to the Board as  provided  herein or at such times as the  Customer and the Custodian may agree in writing.  Upon request of the Customer,  the Custodian shall deliver annually to the
Customer  information  concerning  its foreign  custodial  system,  including:  (a) the  identity of each  non-U.S.
Subcustodian  and non-U.S.  Securities  System then acting on behalf of the  Custodian  and the name and address of the governmental agency or other regulatory  authority that supervises or regulates such non-U.S.  Subcustodian and
non-U.S.  Securities  System and (b) the  countries  in which each  non-U.S.  Subcustodian  or non-U.S.  Securities
System is located.  Said annual  report shall also provide such  information  as may be necessary  for the Board to determine  that it is still  reasonable  to rely on the  Custodian  as its Foreign  Custody  Manager and such other matters as may be required by the Fund's Foreign Custodian Monitoring Procedures.

         6.       Use of  Subcustodian.  With  respect  to  Property  in an  Account  which  is  maintained  by the
                  --------------------
Custodian through a Subcustodian employed pursuant to Section 4:

         (a)      The  Custodian  will identify on its books as belonging to the Customer on behalf of a Portfolio, any Property maintained through such Subcustodian.

         (b)      Any  Property in the Account  held by or credited to a  Subcustodian  will be subject only to the instructions of the Custodian or its agents.

         (c)      Property  deposited with or credited to a Subcustodian  will be maintained in an account  holding only assets for customers of the Custodian.

(d)      In exercising  the  authority  delegated  under this  Agreement as Foreign  Custody  Manager to enter into written  contracts  governing  the  Customer's  foreign  custody  arrangements  with  a  non-U.S.
                  Subcustodian,  the Custodian  shall  determine that such contracts  provide  reasonable  care for
                  Foreign  Assets  based on the  standards  applicable  to non-U.S.  Subcustodians  in the relevant market.  Any agreement the Custodian shall enter into with a non-U.S.  Subcustodian  with respect to  maintaining  Property  shall require that (i) the Account will be adequately  indemnified  or its losses  adequately  insured (or any combination)  against the risk of loss of Foreign Assets;
                  (ii) the Foreign Assets so maintained are not subject to any right,  charge,  security  interest, lien or claim of any kind in favor of such  Subcustodian  or its  creditors,  except a claim  for payment  for their safe  custody or  administration  or, in the case of cash  deposits,  liens or rights in favor of  creditors  of the  Subcustodian  arising  under  bankruptcy,  insolvency,  or similar laws; (iii) beneficial  ownership of such Foreign Assets be freely  transferable  without the  payment of money or  consideration  other  than for safe  custody  or  administration,  (iv)
                  adequate records will be maintained  identifying the Foreign Assets  maintained  pursuant to such
                  Agreement as belonging to the Custodian,  for the benefit of its customers;  (v) the  independent public  accountants  of or  designated  by the  Customer  be given  access to the records of such
                  Subcustodian  described in (iv) above or confirmation of the contents of those records;  and (vi)
                  the Customer  will receive  quarterly  reports  with  respect to the  safekeeping  of the Foreign
                  Assets,  including,  but not limited to,  notification  of any transfer to or from the Customer's account or a third party  account  containing  assets held for the benefit of the  Customer;  and any changes in  contractual  arrangements  with a non-U.  S.  Subcustodian  and in custody risks, provided  that, the contract may contain,  in lieu of any or all of the  provisions  specified in this Section  6(d),  other  provisions  that the  Custodian  determines  will  provide,  in their entirety,  the same or a  greater  level of care and  protection  for the  Foreign  Assets as the
                                =
                  specified provisions, in their entirety.

         7.       Monitoring  of non-U.S.  Subcustodians  and  Contracts.  In each case in which the  Custodian has
                  ------------------------------------------------------
exercised the authority  delegated under this Agreement to place Foreign Assets with a non-U.S.  Subcustodian,  the
Custodian  shall have  previously  established  a system  reasonably  designed  to monitor the  appropriateness  of maintaining  the  Customer's  Foreign  Assets with such  non-U.S.  Subcustodian  and  compliance  by such  non-U.S.
Subcustodian  with its contract with the Custodian,  and the Custodian shall monitor the arrangements with a non-U.
S. Subcustodian.

         8.       Jurisdictions of Non-U.S.  Subcustodians.  The authority delegated by this Agreement,  subject to
          -       -------------------------------------------
the  provisions  of the  last  paragraph  of  this  Section  8,  applies  with  respect  to  Property  held  in the jurisdictions  covered by the  Custodian's  subcustodial  network and  approved by the  Customer or its  authorized representative.  A listing of the Custodian's  subcustodial  network is attached hereto as Exhibit G. Jurisdictions in the Custodian's  network may be added and the  subcustodial  network may be modified from time to time by notice
("flash  notice") from the  Custodian to the  Customer.  Flash notices may be sent by the Custodian to the Customer by any agreed upon means to the  Customer's  address set forth below or otherwise  furnished by the Customer to the
Custodian.  The Custodian's  responsibility  and authority with respect to  jurisdictions  so added shall commence, subject  to the  provisions  of the last  paragraph  of this  Section 8, on the date of, or set forth in, the flash notice or such other date as the Foreign Assets are in the actual possession of such non-U.S. Subcustodian.

         Each of the Customer and the Custodian may withdraw its  delegation or its  acceptance of such  delegation with respect to any  jurisdiction  upon written  notice to the Custodian or the Customer,  as the case may be. Such withdrawal  shall be effective  thirty (30) days after receipt of such notice by the party to which notice has been sent and  thereafter  the Custodian  shall have no further  responsibility  or authority  under this Agreement with respect to the  jurisdiction  or  jurisdictions  as to which authority or acceptance of delegation is so withdrawn.
The Customer  hereby  acknowledges  that the Customer is responsible  for assisting the Custodian if no alternative sub-custodian is available.

         9.       Use of U.S.  Securities  System.  With respect to Property in the Account(s)  which is maintained
                  -------------------------------
by the Custodian or any Subcustodian through a U.S. Securities System employed pursuant to Section 4:

         (a)      The Custodian shall,  and the  Subcustodian  will be required by its agreement with the Custodian to,  identify on its books such Property as being  maintained for the account of the Custodian or by the Subcustodian for the account of customers of the Custodian or Subcustodian.

         (b)      Any  Property  maintained  through a  Securities  System for the  account of the  Custodian  or a
                  Subcustodian will be subject only to the instructions of the Custodian or such  Subcustodian,  as the case may be.

         (c)      Property  deposited  with a  Securities  System will be  maintained  in an account  holding  only assets for customers of the Custodian or  Subcustodian,  as the case may be, unless  precluded by applicable law, rule or regulation or local market practice provides otherwise.

         (d)      The  Custodian  shall  provide the  Customer  with any report  obtained by the  Custodian  on the
                  Securities   System's   accounting  system,   internal  accounting  control  and  procedures  for
                  safeguarding securities deposited in the Securities System.

10.      Use of Non-U.S. Securities System.
-------------------------------------------

         (a) Prior to depositing and  maintaining  any of the Customer's  Foreign Assets in a non-U.  S. Securities
System,  the Custodian  shall,  for  evaluation by the Customer or its adviser,  provide an analysis of the custody risks  associated  with  maintaining  the Customer's  Foreign  Assets with a non-U.S.  Securities  System  utilized directly or  indirectly  by the  Custodian as of the date hereof (or, in the case of a non-U.S.  Securities  System not so utilized as of the date hereof,  prior to the initial  placement of the  Customer's  Foreign  Assets at such
non-U.S.  Securities  System)  and at which any  Foreign  Assets of the  Customer  are held or are  expected  to be maintained.  The Custodian  shall monitor the custody risks  associated  with  maintaining  the Customer's  Foreign
Assets at each such non-U.S.  Securities  System on a continuing  basis and shall  promptly  notify the Customer of any material adverse changes in such risks.

         (b)      Based on the  information  available  to it in the exercise of  diligence  and using  customarily available  industry  sources,  the Custodian  shall  determine the  eligibility  under Rule 17f-7 or applicable SEC exemptive  order of each non-U.S.  securities  depository or clearing  agency before  placing and  maintaining  the
Customer's  Foreign Assets  therewith and shall promptly  advise the Customer if it becomes aware that any non-U.S.
Securities  System then being  utilized  ceases to be so eligible.  A list of non-U.S.  Securities  Systems used by the Custodian  directly or indirectly as of the date hereof is attached  hereto as Exhibit G, and will be deemed to be authorized for use by the Customer or its advisor unless the Customer  furnishes  Instructions  to the contrary.
From time to time,  non-U.S.  Securities  Systems  may,  subject to Rule  17f-7(a)(11)(A),  be added to the list by flash notice or other agreed upon means of communication.

         (c)      In   exercising   the  authority   delegated   under  this   Agreement  and  in  fulfilling   its
responsibilities  under this Section 10, the Custodian  will exercise  reasonable  care and diligence in performing its duties but subject to the provisions of this Agreement,  including,  without limitation, the limitations on the
Custodian's responsibility for identifying and monitoring Country Risk as provided in Section 5(a) above.

         11.      Agents.  The  Custodian may at any time or times in its sole  discretion  appoint (or remove) any
                  ------
other U.S.  bank or trust company which is itself  qualified  under the 1940 Act to act as custodian,  as its agent to carry out such of the  provisions of this  Agreement as the  Custodian  may from time to time direct;  provided,
                                                                                                          --------
however,  that the appointment of any agent shall not relieve the Custodian of its  responsibilities or liabilities hereunder;  and provided further, that this Section 11 shall not apply to the appointment,  selection or use of any
non-U.S. Subcustodian or non-U. S. Securities System.

         12.      Records,  Ownership  of  Property,   Statements,   Opinions  of  Independent  Certified  Public
                  -------------------------------------------------------------------------------------------------
Accountants and Electronic Access.
---------------------------------

         (a)      The  ownership of the  Property  whether  Securities,  Cash and/or  other  property,  and whether maintained  directly by the Custodian or indirectly  through a  Subcustodian  or a Securities  System as authorized herein,  shall be clearly  recorded on the Custodian's  books as belonging to the  appropriate  Account and not for the  Custodian's  own  interest.  The  Custodian  shall keep  accurate  and detailed  accounts of all  investments, receipts,  disbursements  and  other  transactions  for each  Account.  All  accounts,  books  and  records  of the
Custodian  relating  thereto shall be open to inspection and audit at all reasonable  times during normal  business hours by any person  designated by the Customer.  All such accounts  shall be maintained  and preserved in the form reasonably  requested by the  Customer.  The  Custodian  will supply to the Customer from time to time, as mutually agreed  upon,  a statement  describing  in detail any Property in an Account  maintained  by the  Custodian or by a
Subcustodian,  including  but not  limited  to,  the  Property  consisting  of  Foreign  Assets  held by a non-U.S.
Subcustodian  and non-U.S.  Securities  System,  including  notification  of the transfer to or from the Customer's account  containing  Foreign  Assets held for the benefit of the Customer.  In the absence of the filing in writing with the Custodian by the Customer of exceptions  or  objections  to any such  statement  within sixty (60) days of the  mailing  thereof,  the  Customer  shall be deemed to have  approved  such  statement  and in such case or upon written  approval of the Customer of any such  statement,  such statement  shall be presumed to be for all purposes correct with respect to all information set forth therein.

         (b)      The Custodian  shall take all  reasonable  action as the Customer may request to obtain from year to year  favorable  opinions from the  Customer's  independent  certified  public  accountants  with respect to the
Custodian's  activities  hereunder  in  connection  with  the  preparation  of the  Customer's  Form  N-1A  and the
Customer's Form N-SAR or other periodic reports to the SEC and with respect to any other requirements of the SEC.

         (c)      At the request of the  Customer,  the Custodian  shall  deliver to the Customer a written  report prepared by the Custodian's  independent  certified public accountants with respect to the services provided by the
Custodian  under this  Agreement,  including,  without  limitation,  the Custodian's  accounting  system,  internal accounting  control and procedures for safeguarding  Cash and Securities,  including Cash and Securities  deposited and/or  maintained in a securities  system or with a Subcustodian.  Such report shall be of sufficient scope and in sufficient  detail as may  reasonably  be  required  by the  Customer  and as may  reasonably  be  obtained  by the
Custodian.  The Custodian shall cause any  Subcustodian  to delivery to the Custodian  similar reports with respect to any Property held by such Subcustodians and the Custodian shall promptly forward such reports to the Customer.

(d)      The Customer or any agent  authorized in accordance with the terms hereof may elect to access,  subject to such  procedures  relating to the  security  of such access as the  Custodian  may  require and the  provisions  of
Section  19,  through an  electronic  or other  similar  communications  system for the  purpose of  providing  the
Customer or such agent,  on a daily basis,  the ability to view on-line or to print a hard copy of various  reports of  Account  activity  and  of  Property  being  held  in or  credited  to the  Account  by  the  Custodian  or any
Subcustodian.  With  respect to daily or intraday  Account  information  accessed  through an  electronic  or other similar  communication  system as provided  herein,  Customer  understands and agrees that all such  information is indicative  and  provisional  only, is unaudited and subject to subsequent  postings and  adjustments  and that the
Custodian  shall have no  responsibility  for any actions which Customer may take in reliance on such daily (unless the entry has become  final) or intraday  information.  Notwithstanding  the ability to access  daily  information,
Account  statements will continue to be provided to Customer  pursuant to the provisions hereof and Customer agrees that only such  statements are intended to be the definitive  records  relating to the Account.  To the extent that such reports  include  market  values of  Securities  in the Account,  the Customer  hereby  acknowledges  that the
Custodian  now obtains and may in the future  obtain  information  on such values  from  outside  sources  that the
Custodian  considers to be reliable and the Customer  agrees that the  Custodian  (i) does not verify nor represent or warrant  either the  reliability  of such  service nor the  accuracy  or  completeness  of any such  information furnished  or obtained by or through such service and (ii) shall be without  liability in selecting  and  utilizing such service or furnishing any information derived therefrom.

         13.      Holding of  Securities,  Nominees,  etc.  Securities  in an Account  which are  maintained by the
                  ----------------------------------------
Custodian  or any  Subcustodian  may be held  directly by such entity in the name of the Customer or in bearer form or  maintained,  on  behalf  of a  Portfolio,  in the  Custodian's  or  Subcustodian's  name or in the  name of the
Custodian's or  Subcustodian's  nominee.  Securities that are maintained  through a Subcustodian  may be maintained with the  Subcustodian  or non-U.S.  Securities  System,  and Securities  which are eligible for deposit in a U. S.
Securities  System as provided  above shall be maintained  with the U. S.  Securities  System in an account for the
Custodian's  or  Subcustodian's  customers,  unless  prohibited by law, rule,  regulation or local market  practice provides  otherwise.  The  Custodian or  Subcustodian,  as the case may be, may combine  certificates  representing
Securities  held in an Account with  certificates  of the same issue held by it as fiduciary or as a custodian.  In the  event  that  any  Securities  in the  name of the  Custodian  or its  nominee  or held by a  Subcustodian  and registered  in the name of such  Subcustodian  or its nominee for the account of Customer  and/or other  beneficial owners,  whether in physical or book entry form, are called for partial  redemption by the issuer of such Security, the Custodian or the  Subcustodian  may,  subject to local market practice and the rules or regulations  pertaining to allocation of any Securities  System in which such  Securities may have been  deposited,  allot,  or cause to be allotted,  the called  portion of the  respective  beneficial  holders of such class of  security in any manner the
Custodian or  Subcustodian  deems to be fair and equitable with prior notice to Customer.  . Securities  maintained with a Securities  System shall be maintained  subject to the rules of that Securities  System governing the rights and obligations among the Securities System and its participants.

         Notwithstanding  anything herein to the contrary,  the Custodian agrees that it will at all times be bound by the  Instructions  and Entitlement  Orders from the Customer and shall not permit,  honor or act upon any prior, equal or  contemporaneous  claim to or  instructions  or orders of any kind with respect to the Property by or from any other  person,  entity,  association,  etc.,  and shall keep all Property  deposited  and  maintained  with the
Custodian  at all times free from all  security  interests,  charges,  claims,  mortgages,  pledges or other liens, restrictions  or encumbrances  other than those arising in connection with the settlement of transactions  pursuant to this Agreement and other charges and payments to Custodian as permitted by this Agreement.

         14.      Proxies,  etc. With respect to any proxies,  notices,  reports or other  communications  relative
                  --------------
to any of the  Securities  credited to the  Account,  the  Custodian  shall  perform  such  services  and only such services  relative  thereto  as are (i) set forth in  Section 3 of this  Agreement,  (ii)  described  in  Exhibit B attached  hereto (the "Proxy  Service")  or (iii) as may  otherwise be agreed upon  between the  Custodian  and the
Customer.  The liability and  responsibility  of the Custodian in connection with the Proxy Service  referred to in
(ii) of the immediately  preceding sentence and in connection with any additional  services which the Custodian and the Customer may agree upon as provided in (iii) of the  immediately  preceding  sentence  shall be as set forth in the  description  of the Proxy  Service and as may be agreed upon by the  Custodian  and the Customer in connection with  the  furnishing  of any  such  additional  service  and  shall  not be  affected  by any  other  term of this
Agreement.  Neither  the  Custodian  nor its  nominees  or  agents  shall  vote  upon or in  respect  of any of the
Securities  in the  Account,  execute  any form of proxy to vote  thereon,  or give any  consent or take any action
(except as provided in Section 3) with respect thereto except upon the receipt of Instructions relative thereto.

         15.      Segregated  Account.  To assist the Customer in complying with the  requirements  of the 1940 Act
                  -------------------
and the rules and regulations  thereunder,  the Custodian shall for  certificated  securities,  and upon receipt of
Instructions  for  non-certificated  securities,  establish  and maintain a  segregated  account or accounts on its books for and on behalf of a Portfolio.

         16.      Settlement  Procedures.  Securities will be transferred,  exchanged or delivered by the Custodian
                  ----------------------
or a  Subcustodian  upon receipt by the Custodian of  Instructions  which include all  information  required by the
Custodian.  Settlement  and payment for  Securities  received for an Account and delivery of Securities out of such
Account shall be  concurrent  unless  Customer  provides  Instructions  to the contrary to the effect that delivery against  payment  is not in  accordance  with  the  customary  or  established  securities  trading  or  securities processing  practices and procedures in the  jurisdiction  or market in which the  transaction  occurs,  including, without  limitation,  delivering  Securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer)  against a receipt with the  expectation of receiving  later payment for such  Securities from such  purchaser or dealer.  Neither the Custodian nor the  Subcustodian  shall be liable for any loss which results from  effecting  transactions  in accordance  with the customary or  established  securities  trading or securities processing practices and procedures in the applicable jurisdiction or market.

         Notwithstanding  that the Custodian  may,  subject to the  provisions of Section 17, settle  purchases and sales against,  or credit income to, an Account,  on a contractual  basis,  as outlined in the  applicable  Service
Standards  as  defined  below and  provided  to and  agreed to in advance by the  Customer  by the  Custodian,  the
Custodian  may, at its sole  discretion,  reverse  such credits or debits to the  appropriate  Account in the event that the  transaction  does not settle,  or the income is not received in a timely manner,  and the Customer agrees to hold the Custodian harmless from any losses which may result therefrom.

         The applicable  Service  Standards  shall be defined as any document or documents  issued by the Custodian from time to time and accepted by the Customer  specifying the  Custodian's  policies,  procedures and practices in connection with transactions for, and the maintenance of, Property,  including Foreign Assets, in the Account,  for communicating  with the Customer,  the terms of any  additional  services to be provided to the Customer,  and such other matters as may be agreed between the Customer and the Custodian from time to time.

         17.  Permitted  Transactions.  The Customer agrees that it will cause  transactions to be made pursuant to
              -----------------------
this Agreement only upon  Instructions  in accordance  with Section 18 in connection  with, but not limited to, the purposes listed below.

         (a)      In connection with the purchase or sale of Securities at prices as confirmed by Instructions.

         (b)      When  Securities  are  called,  redeemed or  retired,  or  otherwise  become  payable  under this
Agreement.

         (c)      In exchange for or upon  conversion  into other  securities  alone or other  securities  and cash pursuant to any plan or merger, consolidation, reorganization, recapitalization or readjustment.

         (d)      Upon conversion of Securities pursuant to their terms into other securities.

         (e)      Upon exercise of subscription, purchase or other similar rights represented by Securities.

         (f)      For the payment of interest,  taxes,  management or supervisory fees,  distributions or operating expenses.

         (g)      In connection  with any  borrowings by the Customer  requiring a pledge of  Securities,  but only against receipt of amounts borrowed or in order to satisfy requirements for additional or substitute collateral.

         (h)      In  connection  with  any  loans,  but  only  against  receipt  of  collateral  as  specified  in
Instructions which shall reflect any restrictions applicable to the Customer.

         (i)      For the purpose of  redeeming  shares of the capital  stock of the Customer  against  delivery of the shares to be redeemed to the Custodian, a Subcustodian or the Customer's transfer agent.

         (j)      For the purpose of  redeeming in kind shares of the  Customer  against  delivery of the shares to be redeemed to the Custodian, a Subcustodian or the Customer's transfer agent.

         (k)      For delivery in accordance  with the  provisions of any agreement  among the Customer,  on behalf of a Portfolio,  the Portfolio's  investment adviser and a broker-dealer  registered under the Securities  Exchange
Act of 1934 and a member of the National  Association of Securities Dealers,  Inc., relating to compliance with the rules of The Options  Clearing  Corporation,  the  Commodities  Futures  Trading  Commission  or of any  registered national  securities  exchange,  or of any  similar  organization  or  organizations,  regarding  escrow  or  other arrangements in connection with transactions by the Customer.

         (l)      For release of Securities to designated  brokers under covered call options,  provided,  however, that such  Securities  shall be released  only upon  payment to the  Custodian  of monies for the premium due and a receipt for the  Securities  which are to be held in escrow.  Upon exercise of the option,  or at  expiration,  the
Custodian  will receive the  Securities  previously  deposited  from  broker.  The  Custodian  will act strictly in accordance  with  Instructions  in the delivery of Securities to be held in escrow and will have no  responsibility or liability for any such  Securities  which are not returned  promptly when due other than to make proper  request for such return.

         (m)      For spot or forward foreign  exchange  transactions to facilitate  security trading or receipt of income from Securities related transactions.

         (n)      Upon the termination of this Agreement as set forth in Section 24.

         (o)      For other proper purposes.

         The  Customer  agrees  that the  Custodian  shall have no  obligation  to verify the  purpose  for which a transaction is being effected.

         18.      Instructions.  The term "Instructions"  means instructions from the Customer in respect of any of
                  ------------
the  Custodian's  duties  hereunder  which have been  received by the  Custodian  at its address as shall have been furnished by the Custodian to the Customer  pursuant to the provisions  hereof (i) in writing  (including,  without limitation,  facsimile  transmission  and  electronic  mail) or given by such one or more  person or persons as the
Customer  shall have from time to time  authorized  in  writing to give the  particular  class of  Instructions  in question and whose name and (if  applicable)  signature and office address have been filed with the  Custodian,  or
(ii) which have been  transmitted  electronically  through an  electronic or other  similar  communications  system acceptable  to the  Custodian,  (iii) a telephonic  or oral  communication  (promptly  confirmed by facsimile or in writing) by one or more  persons as the Customer  shall have from time to time  authorized  to give the  particular class of  Instructions  in question  and whose name has been filed with the  Custodian or (iv) upon receipt of such other form of  instructions  as the Customer may from time to time authorize in writing and which the Custodian has agreed in  writing  to  accept.  Notwithstanding  the  foregoing,  no  Instructions  may be  furnished  through  an electronic or other similar  communication  system unless  expressly  agreed to by the Customer and the  Custodian.
Such use  authorization  may be subject to such  security  procedures  as the  Custodian  may  reasonably  require.
Instructions  in the form of oral  communications  shall be confirmed by the Customer as soon as possible by tested telex or writing in the manner set forth in clause (i) above,  but the lack of such  confirmation  or any  conflict between  such  confirmation  and the  relevant  oral  Instruction  shall in no way affect  any action  taken by the
Custodian  in  reliance  upon  such  oral  Instructions  prior to the  Custodian's  receipt  of such  confirmation.
Instructions  in the form of facsimile  transmission  shall not be deemed received until confirmed by the Custodian in accordance  with the provisions  for the giving of notices under Section 26 hereof.  The Custodian has the right to record any such oral  Instructions,  and the  Customer  hereby  consents  to such  recording.  Instructions  may relate  to  specific  transactions  or to types or  classes  of  transactions,  and may be in the form of  standing instructions.

          All  authorized  persons  as of the date of this  Agreement  are  identified  and  listed in Exhibit E to this Agreement, which list is subject to change from time to time by Customer on written notice to the Custodian.

         The  Custodian  shall have the right to assume in the absence of notice to the contrary  from the Customer that any person  whose name is on file with the  Custodian  pursuant  to this  Section has been  authorized  by the
Customer to give the  Instructions  in question and that such  authorization  has not been  revoked.  The Custodian may act upon and  conclusively  rely on,  without any  liability  to the Customer or any other person or entity for any losses resulting  therefrom,  any Instructions  reasonably  believed by it to be furnished by the proper person or persons as provided above.

         19.      Standard  of Care.  The  Custodian  shall be  responsible  for  compliance  with  the  terms  and
                  -----------------
conditions and the  performance of only such duties as are set forth herein or contained in  Instructions  given to the Custodian  which are not contrary to the  provisions  of this  Agreement.  The Custodian  shall have no implied duties or obligations  (fiduciary or otherwise)  hereunder.  The Custodian will use reasonable care with respect to the safekeeping of Property in each Account and, except as otherwise  expressly  provided  herein,  in carrying out its  obligations  under this  Agreement.  So long as and to the extent that it has exercised  reasonable  care, the
Custodian  shall not be  responsible  for the title,  validity or  genuineness of any Property or other property or evidence of title thereto  received by it or delivered by it pursuant to this  Agreement and shall be held harmless in acting upon, and may  conclusively  rely on, without  liability for any loss  resulting  therefrom,  any notice, request,  consent,  certificate  or other  instrument  reasonably  believed by it to be genuine and to be signed or furnished by the proper party or parties, and shall be indemnified by the Customer for any losses,  damages,  costs and expenses  (including,  without  limitation,  the fees and expenses of counsel)  incurred by the  Custodian  and arising out of action taken or omitted with reasonable care by the Custodian  hereunder or under any  Instructions.
Other than as provided  herein,  neither the  Custodian  nor any of its  directors,  officers,  agents or employees shall be liable for any action or  omission  to act  hereunder  except for its or their own  negligence  or lack of good faith or willful  misconduct.  In no event shall the Custodian or any of its  directors,  officers,  agents or employees have any responsibility to ascertain or take action except as expressly provided herein.

         Without  limiting the generality of the foregoing,  the Custodian  shall not have any duty to make inquiry as to the genuineness of any Instructions  furnished by any person  authorized as provided above and shall be fully protected in relying on any  Instructions  furnished by any person signing as,  holding or  identifying  himself or herself as, or stating  that he or she is, a person who has been so  authorized  the  Custodian  shall be liable to the Customer for any act or omission to act of any  Subcustodian  to the same extent as if the Custodian  committed such act itself,  provided  notwithstanding the foregoing,  the Custodian shall not be liable for any losses due to the insolvency of a Subcustodian (excluding Custodian's affiliates,  subsidiaries,  divisions,  etc.) as long as it has exercised  reasonable care in the selection of such  Subcustodian.  With respect to a U.S.  Securities  System, the Custodian  shall only be  responsible or liable for losses arising from  employment of such  Securities  System caused by the  Custodian's own failure to exercise  reasonable  care. With respect to the placement and maintenance of Customer's  Foreign Assets with a non-U.S.  Securities System, the Custodian shall only be responsible or liable for losses  caused by its failure to comply with Section 10 of this  Agreement.  With respect to the  placement and maintenance of Customer's Foreign Assets with a non-U.S.  Subcustodian,  the Custodian shall only be responsible or liable for losses caused by its failure to comply with Section 5 of this  Agreement.  The  Custodian's  performance of this  Agreement is subject to the relevant local laws,  regulations,  decrees,  orders and government  acts, and the rules,  operating procedures and practices of any relevant stock exchange,  clearance system or market where or through  which  transactions  are to be carried out under this  Agreement and to which the Custodian is subject and as exist in the  country in which any  Collateral  is held.  In the event of any loss to the  Customer by reason of the failure of the  Custodian or a  Subcustodian  to conform to the  applicable  standard of care set forth in this
Agreement,  the Custodian  shall be liable to the Customer to the extent of the  Customer's  actual  damages at the time such loss was  discovered  without  reference to any special  conditions or  circumstances.  In no event shall the Custodian be liable for any  consequential  or special  damages.  The Custodian  shall be entitled to rely, and may act,  on advice of counsel  (who may be counsel for the  Customer)  on all matters and shall not be held liable for any action reasonably taken or omitted pursuant to such advice.

         In the event the Customer  utilizes an electronic or other similar  system to  communicate  with Custodian for any purpose,  including,  without  limitation,  the  furnishing of  Instructions,  the Customer  shall be fully responsible  for the security of the connecting  terminal  utilized by Customer,  access thereto and the proper and authorized use thereof and the initiation and application of continuing  effective  safeguards with respect thereto and agrees to defend and  indemnify  the  Custodian  and hold the  Custodian  harmless from and against any and all losses,  damages,  costs and expenses  (including the fees and expenses of counsel)  incurred by the Custodian as a result of any improper or  unauthorized  use of such terminal.  Should the Customer  authorize,  in accordance with the terms  hereof,  any agent to  communicate  with the  Custodian  and such agent  utilizes  any such system to so communicate,  the Customer  shall be  responsible  for the use of such system and shall defend,  indemnify and hold harmless  Custodian  for  such use to the  same  extent  as if such  system  were  being  used by the  Customer  to communicate  with the Custodian.  In the event the Customer or any agent  authorized  pursuant to the terms hereof, accesses Account  information via a Website,  the Customer confirms that it is aware that  communications  over the internet  cannot be  guaranteed to be secure and that there is a risk that  information  displayed via the internet or contained within any communication made over the internet,  including potentially confidential information,  may be  intercepted,  lost,  destroyed or delayed in display or  transmission.  Customer  specifically  agrees that the
Custodian  shall  have  no  liability  whether  in  contract,  tort  or  otherwise  for  any  direct,  indirect  or consequential  loss or damage  which may be suffered by  Customer  or any agent in  connection  with access made to
Account information via a Website.

         Provided that the  Custodian is not liable for damages in the  performance  of its duties and  obligations hereunder,  all  collections of funds or other property paid or distributed in respect of Securities in an Account, including  funds  involved  in  third  party  foreign  exchange  transactions,  shall  be made  at the  risk of the
Customer.

         Subject to the standard of care  applicable to the  Custodian,  the Custodian  shall have no liability for any loss  occasioned  by delay in the  actual  receipt  of  notice by the  Custodian  or by a  Subcustodian  of any payment,  redemption or other  transaction  regarding  Securities in each Account in respect of which the Custodian has  agreed to take  action as  provided  in  Section 3 hereof.  The  Custodian  shall not be liable  for any loss, liability,  claim or expense  resulting  from, or caused by, anything which is a part of Country Risk (as described in Section 5 hereof) or acts of  governmental  authorities  (whether de jure or de facto),  including in each case, without limitation, (i) nationalization,  expropriation, and the imposition of currency restrictions;  devaluations of or  fluctuations  in the value of  currencies;  changes in laws and  regulations  applicable  to the  banking or securities  industry;  (ii) market  conditions  that prevent the orderly  execution of securities  transactions  or affect the value of Property or the  inability of a local  clearing and  settlement  system to settle  transactions for  reasons  beyond the  control of the  Custodian;  (iii) acts of war,  terrorism,  insurrection  or  revolution;
strikes or work stoppages; or (iv) hurricane,  cyclone,  earthquake,  volcanic eruption, nuclear fusion, fission or radioactivity, or other acts of God.

         The  Custodian  shall  have no  liability  in  respect  of any loss,  damage or  expense  suffered  by the
Customer,  insofar as such loss, damage or expense arises from the performance of the Custodian's  duties hereunder by reason of the  Custodian's  reliance upon records that were  maintained  for the Customer by entities other than the Custodian prior to the Custodian's employment under this Agreement.

         The Custodian may consult with counsel  selected by the Custodian with regard to legal  questions  arising out of or in connection with this  Agreement,  and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action  reasonably  taken,  omitted or suffered by Custodian in good faith and in  accordance  therewith;  provided  such action  shall be in  compliance  with all the terms  expressly provided herein.

         No provision of this  Agreement  shall  require the Custodian to expend or risk its own funds or otherwise incur  financial  liability  (other than expenses or liabilities  otherwise  required to be incurred by the express terms of this  Agreement)  in the  performance  of its duties  under  this  Agreement  if it shall have  reasonable grounds for believing that repayment of such funds is not reasonably likely.

         The provisions of this Section shall survive termination of this Agreement.

         20.      Investment  Limitations  and Legal or  Contractual  Restrictions  or  Regulations.  The Custodian
                  ---------------------------------------------------------------------------------
shall not be liable to the Customer and the Customer  agrees to indemnify the  Custodian and its nominees,  for any loss,  damage or expense  suffered or incurred by the Custodian or its nominees arising out of any violation of any investment  restriction or other restriction or limitation  applicable to the Customer or any Portfolio pursuant to any  contract  or any law or  regulation.  The  provisions  of  this  Section  shall  survive  termination  of this
Agreement.

         21.      Fees,  Expenses and  Indemnity.  The Customer  agrees to pay to the Custodian  such  compensation
                  ------------------------------
for its services  pursuant to this  Agreement  as may be mutually  agreed upon in writing from time to time and the
Custodian's  reasonable out of pocket or incidental  expenses in connection  with the performance of this Agreement including  (without  limitation) legal fees as described herein and/or deemed necessary in the sole judgment of the
Custodian  to keep safe or protect the  Property in the  Account.  The initial fee  schedule is attached  hereto as
Exhibit D. Such fees will not be abated by, nor shall the  Custodian  be  required to account  for,  any profits or commissions  received by the Custodian in connection  with its provision of custody  services under this agreement.
.. The Customer  hereby agrees to hold the Custodian  harmless from any liability or loss  resulting  from any taxes or other governmental  charges, and any expense related thereto,  which may be imposed, or assessed with respect to any  Property  in an  Account  and also  agrees to hold the  Custodian,  its  Subcustodians,  and their  respective nominees  harmless  from any  liability  as a record  holder  of  Property  in such  Account.  After  notice to and opportunity  of the  Customer  to  promptly  pay  undisputed  items,  the  Custodian  is  authorized  to charge the applicable  Account for such undisputed  items.  Indemnities  provided in this Agreement for Custodian's  costs and expenses shall include the fees and expenses of counsel to enforce the provisions of this  Agreement,  which may be charged  against the Account as set forth above.  The  provisions of this Section shall survive the  termination of this Agreement.

         The Customer  hereby  agrees to indemnify  the  Custodian  (and its  officers,  directors,  subcustodians, employees  and  agents)  and defend and hold the  Custodian  harmless  from all losses,  costs,  damages,  fees and expenses and  liabilities for any claims,  demands or actions (each referred to as a "Loss" or "Losses"),  properly incurred by the Custodian in connection  with this  Agreement,  except in relation to any Loss  resulting  from the
Custodian's  negligence,  willful misconduct or fraud. The  indemnification  set forth in this clause shall survive the termination of this Agreement or the earlier resignation or removal of the Custodian.

         22.      Tax  Reclaims.  With respect to  withholding  taxes  deducted and which may be deducted  from any
                  -------------
income  received from any Property in the Account,  the Custodian  shall perform such services with respect thereto as are  described  in Exhibit C attached  hereto and shall in  connection  therewith  be subject to the standard of care set forth in such Exhibit.  Such standard of care shall not be affected by any other term of this Agreement.

         23.      Amendment,  Modifications,  etc. No  provision  of this  Agreement  may be  amended,  modified or
                  --------------------------------
waived  except in a writing  signed by the parties  hereto.  No waiver of any  provision  hereto  shall be deemed a continuing  waiver unless it is so  designated.  No failure or delay on the part of either party in exercising  any power or right under this Agreement  operates as a waiver,  nor does any single or partial exercise of any power or right  preclude any other or further  exercise  thereof or the exercise of any other power or right.  The Custodian shall not be obligated to enter into any amendment which affects its rights, duties or obligations hereunder.

         24.      Termination.  (a)  Termination  of Entire  Agreement.  This  Agreement  may be  terminated by the
                  -----------        ---------------------------------
Customer or the  Custodian by ninety (90) days' written  notice to the other;  provided that notice by the Customer
                                                                               --------
shall  specify the names of the persons to whom the Custodian  shall deliver the  Securities in each Account and to whom the Cash in such Account  shall be paid.  If notice of  termination  is given by the  Custodian,  the Customer shall,  within  ninety (90) days  following the giving of such notice,  deliver to the  Custodian a written  notice specifying  the names of the persons to whom the  Custodian  shall  deliver the  Securities  in each Account and to whom the Cash in such  Account  shall be paid.  In either case,  the  Custodian  will deliver such  Property to the persons so specified,  after deducting  therefrom any undisputed amounts which the Custodian  determines to be owed to it hereunder.  In addition,  the Custodian  may in its  discretion  withhold from such delivery such Property as may be  necessary  to  settle  transactions  pending  at the time of such  delivery.  If  within  ninety  (90) days following  the  giving of a notice of  termination  by the  Custodian,  the  Custodian  does not  receive  from the
Customer a written notice  specifying  the names of the persons to whom the Custodian  shall deliver the Securities in each Account and to whom the Cash in such Account shall be paid,  the  Custodian,  at its election,  may deliver such  Securities  and pay such Cash to a bank or trust company  doing  business in the State of New York to be held and disposed of pursuant to the  provisions of this  Agreement,  or may continue to hold such  Securities  and Cash until a written  notice as aforesaid  is delivered to the  Custodian,  provided  that the  Custodian's  obligations shall be limited to  safekeeping.  The  Customer  shall have the right to select the assets  that  remain  with the
Custodian to pay the  foregoing  undisputed  mounts.  The Property may also be returned to the Fund if permitted by applicable law.

(b)      Termination  as to One or More  Portfolios.  This  Agreement  may be  terminated  by the  Customer  or the
---------------------------------------------------
Custodian as to one or more  Portfolios  (but less than all of the  Portfolios) by delivery of an amended Exhibit A deleting such  Portfolios,  in which case  termination as to such deleted  Portfolios shall take effect ninety (90)
days after the date of such  delivery,  or such earlier time as mutually  agreed.  The execution and delivery of an amended Exhibit A which deletes one or more Portfolios  shall  constitute a termination of this Agreement only with respect to such deleted  Portfolio(s),  shall be governed by the  preceding  provisions  of Section 25(a) as to the identification  of a successor  custodian and the delivery of Cash and Securities of the Portfolio(s) so deleted to such successor  custodian,  and shall not affect the  obligations of the Custodian and the Customer  hereunder with respect to the other Portfolios set forth in Exhibit A, as amended from time to time.

(c)      Termination  as to  Delegated  Authority  as Foreign  Custody  Manager.  The  authority  delegated  to the
----------------------------------------------------------------------------------
Custodian to act as Foreign  Custody  Manager  under  Section 5 hereof,  may be  terminated  by the Customer or the
                                                                       --                  --
Custodian as to one or more or all  jurisdictions  where Foreign Assets are maintained by ninety (90) days' written notice to the other,  provided that such  termination  shall only be a termination as to such delegated  duties and shall not affect the  obligations  of the  Custodian  and the Customer  hereunder  with respect to the other duties specified herein,  provided further, that if the Custodian's  responsibilities as Foreign Custody Manager are being terminated with respect to some but not all jurisdictions,  the terminated  jurisdiction or jurisdictions  shall be set forth in the notice of termination.

         25.      Notices.  Except  as  otherwise  provided  in this  Agreement,  all  requests,  demands  or other
                  -------
communications  between the parties or notices in connection  herewith (a) shall be in writing,  hand  delivered or sent by  registered  mail,  telex or  facsimile  addressed  to such  address  as shall have been  furnished  by the receiving  party pursuant to the  provisions  hereof and (b) shall be deemed  effective  when received,  or, in the case of a facsimile  transmission  confirmed as received by the Custodian,  or in the case of a telex, when sent to the  proper  number  and  acknowledged  by a proper  answerback.  In  addition  to the forms of  notices  and other communications  permitted above, it is hereby agreed that any such notices and other  communications may be sent by electronic  mail  ("e  mail")  to  addresses  specified  by  the  parties  for  such  purpose.  Each  party  hereby acknowledges  and agrees that it is strictly  responsible  for the  maintenance  of security for any terminal  from which such party's  electronic  mails are sent,  access  thereto and the proper and  authorized use thereof and the initiation and application of continuing  effective  safeguards with respect  thereto.  Each party has furnished to the other party a list of persons who are  authorized to send e mail notices and  communications  on behalf of such party in  connection  with this  Agreement.  Each  receiving  party may treat all notices and other  communications issued by or over the name of any such  authorized  person  as  having  been  issued  by the  party  whose  list of authorized  persons  contains  the  name  of  such  person.  The  parties  hereto  further  understand  that e mail communications  cannot  be made  completely  secure,  and that  third  parties  may be able to  intercept  or alter messages  sent by e mail and that no party  hereto  shall be liable for acting in  reliance on any e mail notice or communication  which has been altered  prior to receipt or for the non receipt of e mail notices or  communications which have been  intercepted.  Subject  to the  foregoing,  each  party  hereto may rely on and act upon any e mail notice  or  communication  furnished  by any other  party to such  party as a notice or  communication  under  this
Agreement  and in doing so shall be  subject to and  entitled  to the  benefits  of all of the  provisions  of this
Agreement,  including,  without limitation,  any indemnification and limitation of liability  provisions  contained herein.

         26.      Several  Obligations  of the  Portfolios.  With  respect to any  obligations  of the  Customer on
                  ----------------------------------------
behalf of each Portfolio and each of its related Accounts  arising out of this Agreement,  the Custodian shall look for  payment or  satisfaction  of any  obligation  solely to the  assets and  property  of the  Portfolio  and such
Accounts to which such  obligation  relates as though the Customer had separately  contracted with the Custodian by separate written instrument with respect to each Portfolio and its related Accounts.

         27.      Right  of  Setoff.  Should  the  Customer  fail  to pay  promptly  any  undisputed  amounts  owed
                  -----------------
hereunder,  the Custodian  shall be entitled to use available  Cash credited to the Account or applicable  Account, as the case may be, and to dispose of  Securities  selected by Customer  that have been  credited to the Account or such applicable Account as is necessary.

         28.      Representations and Warranties.
                  ------------------------------

         (a)  The Customer hereby represents and warrants to the Custodian that:

                  (i) the  employment of the Custodian  and the  allocation of fees,  expenses and other charges to any Account as herein  provided,  is not  prohibited by law or any governing  documents or contracts to which it is subject;

                  (ii) the terms of this  Agreement  do not violate any  obligation  by which it is bound,  whether arising by contract, operation of law or otherwise;

                  (iii) this  Agreement  has been duly  authorized  by  appropriate  action and when  executed  and delivered will be binding upon it and each Portfolio in accordance with its terms; and

                  (iv) it will deliver to the  Custodian a duly  executed  Secretary's  Certificate  in the form of
Exhibit E hereto or such other evidence of such authorization as the Custodian may reasonably  require,  whether by way of a certified resolution or otherwise.

         (b)  The Custodian hereby represents and warrants to the Customer that:

                  (i) the terms of this  Agreement  do not violate  any  obligation  by which it is bound,  whether arising by contract, operation of law or otherwise;

                  (ii) this  Agreement  has been duly  authorized  by  appropriate  action  and when  executed  and delivered will be binding upon it in accordance with its terms;

                  (iii) it will deliver to the Customer  such  evidence of such  authorization  as the Customer may reasonably require, whether by way of a certified resolution or otherwise; and

                  (iv)  Custodian  is  qualified as a custodian  under  Section  26(a) of the 1940 Act and warrants that it will  remain so  qualified  or upon  ceasing to be so  qualified  shall  promptly  notify the  Customer  in writing.

         29.      Governing Law and  Successors  and Assigns.  This  Agreement  shall be governed by the law of the
                  ------------------------------------------
State of New York (without regard to its conflict of law  principles) and the 1940 Act, its rules,  regulations and orders,  and shall not be  assignable by either  party,  but shall bind the  successors in interest of the Customer and the Custodian.

         30.      Publicity.  Customer  shall  furnish to  Custodian  at its office in any  manner  referred  to in
                  ---------
Section 25 above,  prior to any  distribution  thereof,  copies of any material  prepared for  distribution  to any persons who are not  parties  hereto  that refer in any way to the  Custodian.  Customer  shall not  distribute  or permit the  distribution  of such  materials if Custodian  reasonably  objects in writing  within ten (10) business days of receipt  thereof (or such other time as may be mutually  agreed) after receipt  thereof.  The provisions of this Section shall survive the termination of this Agreement.  Notwithstanding  the foregoing,  Custodian  consents to the use of its name in prospectuses, SAIs, regulatory filings and other standard documents.

         31.      Representative  Capacity  and  Binding  Obligation.  A copy of the  Declaration  of  Trust of the
                  --------------------------------------------------
Customer is on file with The Secretary of the Commonwealth of  Massachusetts,  and notice is hereby given that this
Agreement is not executed on behalf of the Trustees of the Customer as  individuals,  and the  obligations  of this
Agreement are not binding upon any of the Trustees,  officers or shareholders of the Customer  individually but are binding only upon the assets and property of the Portfolios.

         The  Custodian  agrees that no  shareholder,  trustee or officer of the  Customer  may be held  personally liable or responsible for any obligations of the Customer arising out of this Agreement.

         32.      Submission to  Jurisdiction.  Any suit,  action or proceeding  arising out of this  Agreement may
                  ---------------------------
be instituted in any State or Federal  court sitting in the City of New York,  State of New York,  United States of
America,  and the Customer  irrevocably  submits to the  non-exclusive  jurisdiction  of any such court in any such suit,  action or proceeding and waives,  to the fullest extent  permitted by law, any objection which it may now or hereafter  have to the  laying of venue of any such  suit,  action or  proceeding  brought  in such a court and any claim that such suit, action or proceeding was brought in an inconvenient forum.

         33.      Confidentiality.  The parties  hereto  agree that each shall treat  confidentially  the terms and
           -      ---------------
conditions of this  Agreement and all  information  provided by each party to the other  regarding its business and operations.  All  confidential  information  provided by a party  hereto  shall be used by any other  party  hereto solely for the  purpose of  rendering  services  pursuant  to this  Agreement  and,  except as may be  required  in carrying  out this  Agreement,  shall not be  disclosed  to any third  party  without  the  prior  consent  of such providing  party.  Notwithstanding  anything  herein to the  contrary,  the  foregoing  shall not be  construed  to prohibit (i) disclosure of any and all  information  that is or becomes  publicly  known,  or information  lawfully obtained by the  Custodian  from  sources  other than the other  parties  hereto,  (ii)  disclosure  of any and all information (A) if required to do so by any applicable,  law, rule or regulation,  (B) to any government  agency or regulatory  body having or claiming  authority to regulate or oversee any respects of the  Custodian's  business or that of its affiliates,  (C) pursuant to any subpoena,  civil investigative  demand or similar demand or request of any court,  regulatory authority,  arbitrator or arbitration to which the Custodian or any affiliate or an officer, director,  employer or  shareholder  thereof is a party or (D) to any affiliate,  independent or internal  auditor, agent,  employee or attorney of the Custodian having a need to know the same,  provided that the Custodian  advises such  recipient of the  confidential  nature of the  information  being  disclosed,  or (iii) any other  disclosure authorized by the Customer..  The provisions of this Section shall survive the termination of this Agreement.

         34.      Severability.  If any provision of this  Agreement is determined to be invalid or  unenforceable,
                  ------------
such determination shall not affect the validity or enforceability of any other provision of this Agreement.

         35.      Entire  Agreement.  This  Agreement  together  with any Exhibits  attached  hereto,  contains the
                  ------------------
entire  agreement  between the parties relating to the subject matter hereof and supersedes any oral statements and prior  writings  with  respect  thereto.  In the  event  of any  conflict  between  this  Agreement  and  the  Loan
Servicing Agreement between the Fund and Deutsche Bank Trust Company Americas, this Agreement shall control.

         36.      Headings.  The headings of the  paragraphs  or Sections  hereof are included for  convenience  of
                  --------
reference only and do not form a part of this Agreement.

         37.      Counterparts.  This  Agreement  may be  executed  in any  number of  counterparts,  each of which
                  ------------
shall be deemed an  original.  This  Agreement  shall  become  effective  when one or more  counterparts  have been signed and delivered by each of the parties hereto.

         IN WITNESS  WHEREOF,  each of the  parties  has caused its duly  authorized  signatories  to execute  this
Agreement as of the date first written above.

                                                              OPPENHEIMER SENIOR FLOATING
RATE FUND, as Customer

                                                              By: _____________________________
                                                              Name: ___________________________
                                                              Title: ____________________________

                                                              By: _____________________________
                                                              Name: ___________________________
                                                              Title: ____________________________

DEUTSCHE BANK TRUST                                                                              COMPANY
AMERICAS, as Custodian

                                                              By: _____________________________
                                                              Name: ___________________________
                                                              Title: ____________________________

                                                              By: _____________________________
                                                              Name: ___________________________
                                                              Title: ____________________________

00211.1155 #323336

                                                      EXHIBIT A

         To  Custodian  Agreement  dated  as of  _______________,  between  Deutsche  Bank  Trust  Company
         Americas and [Customer].

                                                 LIST OF PORTFOLIOS
                                                 ------------------

         The following is a list of Portfolios  referred to in the first WHEREAS  clause of the  above-referred  to
Custodian  Agreement.  Terms  used  herein as defined  terms  unless  otherwise  defined  shall  have the  meanings ascribed to them in the above-referred to Custodian Agreement.

                                                     [CUSTOMER]

                                                     By: _________________________________
                                                     Name: ___________________________
                                                     Title: ____________________________

                                                     By: _________________________________
                                                     Name: ___________________________
                                                     Title: ____________________________

                                                     DEUTSCHE BANK TRUST COMPANY AMERICAS

                                                     By: _________________________________
                                                     Name: ___________________________
                                                     Title: ____________________________

EXHIBIT B

[Reserved]

                                                     EXHIBIT C

To  Custodian  Agreement  dated as of  _____________,  200_  between  Deutsche  Bank  Trust  Company  Americas  and
------------------------------.

                                                   TAX RECLAIMS
                                                   ------------

         Pursuant to Section 22 of the above  referred to Custodian  Agreement,  the  Custodian  shall  perform the following  services  with respect to  withholding  taxes imposed or which may be imposed on income from Property in the Account in certain  countries.  Terms used herein as defined  terms shall  unless  otherwise  defined  have the meanings ascribed to them in the above referred to Custodian Agreement.

         Summary

         The  Custodian  provides a tax reclaim  service  which  consists of  assisting  those  global  custody clients  referred to below in  processing  applications  for tax reclaims or  exemptions as more fully described  below  with  respect  to income  received  by such  clients  from  investments  in  certain countries in which we provide global custody services for such clients.1

         Scope

         The tax reclaim service  provided by the Custodian  consists of the following:  (i) assisting  clients in  processing  applications  to  the  taxing  authorities  in  the  applicable  jurisdictions  for an exemption from, or reduction in the rates of,  withholding  taxes on investment  income (dividends and interest)  at  source  and/or  (ii)  assisting  clients  in  processing  applications  to  the  taxing authorities in the applicable  jurisdictions  to recover taxes which have been withheld at source from investment  income  (dividends  and interest) at rates in excess of the applicable  treaty rates.  Any amounts  received as a result of engaging in the  foregoing  process are posted to a client's  account upon  receipt.  The  Custodian  will use  reasonable  efforts in pursuing the reclaim  process for its clients but shall not be required to institute  any legal or  administrative  proceedings  against any person in connection therewith.

         The tax  reclaim  service is  provided  only to global  custody  clients  that are direct  contractual counterparties  with the Custodian and are also the sole beneficial  owners of the investments held in custody  by the  Custodian.  Accordingly,  the  tax  reclaim  service  is not  provided  to  wholesale relationships  where  the  investments  reflected  in a  client's  account  belong  to more  than  one beneficial  owner. In addition,  investment  funds including  collective  investment  vehicles may not qualify for reduced  withholding  under an income tax treaty as a result of a "limitations on benefit"
         article  contained in a treaty or a legal  position  taken by the taxing  authority.  When such is the case, the investment fund will be treated as a wholesale  relationship in the tax  jurisdiction and no tax reclaim  service will be provided.  Note,  in certain  instances,  where the taxing  authority has not made a final  determination  on the tax status of an  investment  fund,  protective  tax  reclaims should still be filed in the name of the investment fund.

         At the onset of a new  relationship,  a client,  if it wishes to avail itself of the  Custodian's  tax reclaim service,  must furnish the Custodian with a certification  that the client's account qualifies as a resident  entitled  to treaty  benefits  for each  jurisdiction  in which its assets are held (or intended to be held).  Upon receipt of such  certification  and based on information  available to the
         Custodian  from  the  sources  set  forth  below,   the  Custodian  will  inform  the  client  of  the
         documentation  and other  requirements  at the onset and as they may change over time to reclaim taxes in excess of treaty rates in the various  jurisdictions.  In addition,  if the Custodian becomes aware that an exemption  from  withholding  at source can be obtained,  the Custodian  will advise as to the documentation  and other  requirements  to obtain such an exemption.  It is important to note that the
         Custodian's  work in the tax reclaim area cannot begin until the  Custodian  receives from its clients properly  completed  documentation  and any other  materials  needed  to be  furnished  by the  income recipient.  The Custodian is entitled to rely,  without  liability,  on the  information  furnished by clients with respect to its tax position or status in any  jurisdiction  and on information  furnished by clients in the  documentation  and other  materials  required for the application  process.  If the availability  of a tax  exemption  in a  jurisdiction  is  unclear,  the  Custodian  will not submit a certificate  claiming  an  exemption  on behalf of a client  unless  the client  provides  appropriate documentation that substantiates that the client has been granted an exemption by the tax authority.

         In  connection  with  providing  the foregoing  services,  the Custodian  shall be entitled to apply categorical  treatment to the account according to nationality,  the particulars of the organization and other  relevant  details that shall be supplied by the client.  It shall be the client's duty to inform the Custodian of any change in the  organization,  domicile or other relevant fact concerning tax  treatment  of the account and further to inform the  Custodian  if the client is or becomes the beneficiary  of any special  ruling or  treatment  not  applicable  to the general  nationality  and category or entity of which it is a party under  general laws and treaty  provisions.  The Custodian may rely on any such information provided by the client.

         In providing its services,  the Custodian works closely with its Sub-Custodians,  local tax offices, and  international  tax  authorities.  In connection  with  providing the  foregoing  services,  the
         Custodian may also rely on professional tax services published by a major  international  accounting firm and/or advice  received from a Sub-Custodian  in the  jurisdictions  in question.  In addition, the  Custodian  may  seek  the  advice  of  counsel  or  other  professional  tax  advisers  in such jurisdictions.  The  Custodian is entitled to rely,  and may act, on  information  set forth in such services and on advice received from a  Sub-Custodian,  counsel or other  professional  tax advisers and shall be without  liability to any client for any action  reasonably  taken or omitted  pursuant to information contained in such services or such advice.

         Clients  should note that reclaim  collection  times will vary from market to market and may take an extended  period  of time  due to the  processing  required  at local  government  tax  offices.  In addition,  in certain markets including Italy and Spain, our  Sub-Custodians may deduct charges from the reclaim amounts to cover the personalized assistance they provide in the process.

EXHIBIT D

         To Custodian  Agreement dated as of  _____________,  between Deutsche Bank Trust Company Americas and CUSTOMER.

INSERT FEE SCHEDULE

This Exhibit D shall be amended upon  delivery by the  Custodian of a new Exhibit D to the Customer and  acceptance thereof by the Customer and shall be effective as of the date of  acceptance  by the Customer or a date agreed upon between the Custodian and the Customer.

Dated as of:                                         [NAME OF CUSTOMER]

                                                     By: _________________________________
                                                     Name: ___________________________
                                                     Title: ____________________________

                                                     By: _________________________________
                                                     Name: ___________________________
                                                     Title: ____________________________

                                                      DEUTSCHE
BANK TRUST COMPANY AMERICAS

                                                     By: _________________________________
                                                     Name: ___________________________
                                                     Title: ____________________________

                         Schedule of Fees for Custody Services and Loan Servicing Services

                                       Oppenheimer Senior Floating Rate Fund

This fee schedule, which is (i) Exhibit D to the Custody Agreement dated May 13, 2002 between Oppenheimer Senior
Floating Rate Fund (the "Fund") and Deutsche Bank Trust Company Americas, and (ii) Schedule I to the Loan
Servicing Agreement dated May 13, 2002 between Oppenheimer Senior Floating Rate Fund and Deutsche Bank Trust
Company Americas ("DBTCo."), sets forth the aggregate fees to be charged for the services provided by DBTCo.
under both such agreements.

Establishment Fee                                                               Waived

                                                                                     Custody and Loan Servicing Fee

Year 1                                                                          2.75 basis points
(from date of conversion from
the Fund's prior custodian)

Year 2 through Termination
$500 Million or Less                                                            2.50 basis points
Over $500 Million                                                               2.00 basis points

The foregoing custody and loan servicing fee is an annual fee payable monthly in arrears on the first day of the month, calculated daily on the par value of the Fund's net assets.

Any changes to this Fee Schedule require the written consent of both the Fund and DBTCo.

If either the foregoing Custody Agreement or Loan Servicing Agreement is terminated, this Fee Schedule shall be null and void and the Fund and DBTCo. shall immediately re-negotiate appropriate fees for the services being
provided under the remaining such agreement.    If both the foregoing Custody Agreement and Loan Servicing
Agreement are simultaneously terminated, this Fee Schedule shall terminate and no further fees shall accrue under the foregoing Custody Agreement and Loan Servicing Agreement, per the termination provisions of those Agreements.

EXHIBIT E

[Name of Entity]
Certificate of the Secretary
----------------------------

                  I, [Name of Secretary],  hereby  certify that I am the Secretary of [Name of Entity],  a [type of entity]  organized under the laws of  [jurisdiction]  (the "Company"),  and as such I am duly authorized to, and do hereby, certify that:

                  1.  Organizational   Documents.  The  Company's  organizational  documents,  and  all  amendments
                      --------------------------
thereto, have been filed with the appropriate  governmental  officials of [jurisdiction],  the Company continues to be in existence  and is in good  standing,  and no action has been taken to repeal such  organizational  documents, the same being in full force and effect on the date hereof.

                  2.       Bylaws.  The  Company's  Bylaws  have been duly  adopted and no action has been taken to
                           ------
repeal such Bylaws, the same being in full force and effect.

                  3.       Resolutions.  Resolutions  have  been duly  adopted  on  behalf  of the  Company,  which
                           -----------
resolutions  (i) have not in any way been  revoked or  rescinded,  (ii) have been in full  force and  effect  since their  adoption,  to and  including the date hereof,  and are now in full force and effect,  and (iii) are the only corporate  proceedings  of the  Company  now in force  relating to or  affecting  the matters  referred to therein, including,  without  limitation,  confirming  that the Company is duly  authorized to enter into a certain  custody agreement  with Deutsche  Bank Trust Company  Americas (the  "Agreement"),  and that certain  designated  officers, including those identified in paragraph 4 of this  Certificate,  are authorized to execute said Agreement on behalf of the Company, in conformity with the requirements of the Company's  organizational  documents,  Bylaws, and other pertinent documents to which the Company may be bound.

                  4.       Incumbency.   The  following   named   individuals  are  duly  elected  (or  appointed),
                  --       ----------
qualified,  and acting officers of the Company holding those offices set forth opposite their  respective  names as of the date hereof, each having full authority,  acting individually,  to bind the Company, as a legal matter, with respect to all matters  pertaining  to the  Agreement,  and to execute and deliver said  Agreement on behalf of the
Company,  and the signatures  set forth  opposite the respective  names and titles of said officers are their true, authentic signatures:

                  Name                      Title             Signature
                  ----                      -----             ---------

         [Name]                     [Position]       ____________________

         [Name]                     [Position]       ____________________

         [Name]                     [Position]       ____________________

                  IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of [Date], 200__.

                                            By:      __________________________________
                                            Name:    __________________________________
                                            Title:   Secretary

                  I, [Name of Confirming Officer],  [Title] of the Company,  hereby certify that on this ___ day of
[Date],  200__,  [Name of Secretary] is the duly elected  Secretary of the Company and that the signature  above is his genuine signature.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:________________________________

EXHIBIT F

                  CASH MANAGEMENT ADDENDUM (this "Addendum") to the CUSTODIAN  AGREEMENT (the "Agreement")  between
                                                  --------                                     ---------
DEUTSCHE BANK TRUST COMPANY AMERICAS (the "Custodian") and [Name of Client] (the "Customer").
                                           ---------                              --------

                  WHEREAS,  the Custodian will provide cash management services to the Customer,  and the Custodian and the Customer desire to confirm their understanding with respect to such services;

                  NOW, THEREFORE, the Custodian and the Customer agree as follows:

                  1.       Until the Custodian receives  Instructions to the contrary,  the Custodian will (a) hold with Subcustodians,  in deposit accounts maintained for the benefit of the Custodian's  clients,  all Cash received for the Account,  (b) credit such  interest,  if any, on Cash in the Account from any  investments  and (c) receive compensation out of any amounts paid by Subcustodians in respect of Cash in the Account.

                  2.       The Custodian  may (on an overnight or other  short-term  basis) move  certain,  or all, currencies of Cash in the Account from any  Subcustodian  and place it, as deposits or otherwise,  with one or more other Subcustodians  (including  branches and affiliates of the Custodian).  The Custodian will notify the Customer of any placement  procedures it implements and will move Cash in accordance with such procedures  until it notifies the Customer  otherwise or receives  Instructions  to the contrary.  The Custodian may credit  interest and receive compensation  as  described in 1 above with respect to any Cash moved.  If any Cash is held in an  investment  fund managed by Bankers Trust,  it will notify the fund (as opposed to the Customer) as provided  herein with respect to such Cash.

                  3.       The Customer  acknowledges  that it has  received  and reviewed the current  policies of the Custodian regarding cash management services, which are attached to this Addendum.

                  4.       Capitalized  terms used but not defined in this  Addendum  are used with the  respective meanings assigned to them in the Agreement.

                  IN WITNESS WHEREOF, this Addendum has been executed as of the date of the Agreement.
                                                              DEUTSCHE BANK TRUST COMPANY AMERICAS

                                                              By:
                                                                  -------------------------------------------------

                                                              [NAME OF CUSTOMER]

                                                              By:
                                                                  -------------------------------------------------

00211.1155 #323336

1 The tax reclaim service is provided with respect to investments in any country that has a double tax treaty with the country of residence of a client or where special laws apply to such client in the jurisdiction in which such investments are made.